SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         CAROLINA NATIONAL CORPORATION
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                          CAROLINA NATIONAL CORPORATION
                                1350 Main Street
                         Columbia, South Carolina 29201
                                 (803) 779-0411

Dear Shareholder:

         You are cordially invited to attend the 2007 Annual Shareholders' Meeting of Carolina National Corporation, to be held at The Marriott Hotel, 1200 Hampton Street, Columbia, South Carolina on Monday, May 7, 2007 at 11:00 a.m. Eastern Daylight Time. Notice of the meeting is enclosed.

         Proposals to elect five directors to serve until the 2010 Annual Shareholders' Meeting and to adopt a proposed long term incentive plan will be presented at the meeting. The nominees described in this Proxy Statement and the proposed Carolina National Corporation Long Term Incentive Plan have been approved unanimously by your Board of Directors and are recommended by the Board to you for approval.

[GRAPHIC We hope that you will be able to join us and let us give you a review of 2006. Whether you own a few or many shares of stock and whether or not you plan to attend in person, it is important that your shares be voted on matters that come before the meeting. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly.

                                           Sincerely,



                                           Roger B. Whaley
                                           President and Chief Executive Officer

Columbia, South Carolina
April 4, 2007

                          CAROLINA NATIONAL CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Carolina National Corporation will be held at The Marriott Hotel, 1200 Hampton Street, Columbia, South Carolina on Monday, May 7, 2007 at 11:00 a.m., for the following purposes:

     (1)  To elect five directors to each serve a three-year term;

     (2) To vote on the proposed Carolina National Corporation Long Term Incentive Plan; and

     (3) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on March 27, 2007, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included with this notice are the Company's 2007 Proxy Statement and the Company's 2006 Annual Report to Shareholders.

                                  By Order of the Board of Directors



April 4, 2007                     Roger B. Whaley
                                  President and Chief Executive Officer

                          CAROLINA NATIONAL CORPORATION
                                1350 Main Street
                         Columbia, South Carolina 29201
                                 (803) 779-0411

                                 PROXY STATEMENT

      We are providing this proxy statement in connection with the solicitation of proxies by the Board of Directors of Carolina National Corporation for use at the 2007 Annual Meeting of Shareholders. The Annual Meeting will be held at 11:00 a.m. on Monday, May 7, 2007, at The Marriott Hotel, 1200 Hampton Street, Columbia, South Carolina. A Notice of Annual Meeting is attached, and a form of proxy is enclosed. We first began mailing this statement to shareholders on or about April 4, 2007. We are paying the cost of this solicitation. The only method of solicitation we plan to use, other than use of the proxy statement, is personal contact, including contact by telephone or other electronic means, by our directors and regular employees.

      Throughout this Proxy Statement, we use terms such as "we", "us", "our" and "our Company" to refer to Carolina National Corporation, the term "our Bank" to refer to our wholly-owned subsidiary, Carolina National Bank & Trust Company, and terms such as "you" and "your" to refer to our shareholders.

                                  ANNUAL REPORT

      Our Annual Report to Shareholders covering our fiscal year ended December 31, 2006, including financial statements, is enclosed. The Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                                VOTING PROCEDURES

Voting

      If you hold your shares of record in your own name, you can vote your shares by marking the enclosed proxy form, dating it, signing it, and returning it to us in the enclosed postage-paid envelope. If you are a shareholder of record, you can also attend the Annual Meeting and vote in person. If you hold your shares in street name with a broker or other nominee, you can direct your vote by submitting voting instructions to your broker or nominee in accordance with the procedure on the voting card provided by your broker or nominee. If you hold your shares in street name, you may attend the Annual Meeting, but you may not vote in person without a proxy appointment from a shareholder of record.





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                               REVOCATION OF PROXY

      If you are a record shareholder and execute and deliver a proxy, you have the right to revoke it at any time before it is voted in any of the following ways:

     o by mailing or delivering to Roger B. Whaley, President and Chief Executive Officer, Carolina National Corporation, 1350 Main Street, Columbia, South Carolina 29201, written instructions revoking the proxy;

     o by mailing or delivering to Mr. Whaley at the above addresses a duly executed proxy bearing a later date; or

     o    by voting in person at the meeting.

      Your attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, if you are a record shareholder and desire to do so, you may attend the meeting and vote in person in which case the proxy will not be used. If you hold your shares in street name with a broker or other nominee, you may change or revoke your proxy instructions by submitting new voting instructions to the broker or other nominee.

                                QUORUM AND VOTING

      At the close of business on March 1, 2007, we had outstanding 2,578,503 shares of our common stock (no par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. You are only entitled to notice of and to vote at the meeting if you were a shareholder of record at the close of business on March 27, 2007 (the "Record Date").

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, those of you entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. "Plurality" means that if there are more nominees than positions to be filled, the individuals who receive the largest number of votes cast for the positions to be filled will be elected as directors. Cumulative voting is


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

not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present, all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceed the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      Our Board of directors has selected the persons named as proxies in the form of proxy. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Unless you otherwise specify therein, your proxy will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where you have appropriately specified how the proxy is to be voted, it will be voted in accordance with your specifications. Our Board of Directors is not aware of any other matters that may be presented for action at the Annual Meeting of Shareholders, but if other matters do properly come before the meeting, the persons named in the proxy intend to vote on such matters in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

      If you wish to submit proposals for the consideration of the shareholders at the 2008 Annual Meeting, you may do so by delivering them in writing to Roger
B. Whaley, President, Carolina National Corporation, 1350 Main Street, Columbia, South Carolina 29201. In addition to other applicable requirements, for business to be properly brought before the 2008 Annual Meeting of Shareholders, you must give timely notice of the matter to be presented at the meeting in a proper written form to the Secretary. To be timely, notice of any matter proposed by any person other than the Board of Directors or the President must be given to the President at the above address not less than 70 days prior to the annual meeting. All proposals must comply with the requirements of the Bylaws. We must receive such written proposals prior to December 5, 2007, if you want us to include them, if otherwise appropriate, in our 2008 Proxy Statement and form of Proxy relating to that meeting. If we do not receive notice of a shareholder proposal prior to February 18, 2008, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when the proposal is raised at the meeting.

                              ELECTION OF DIRECTORS

      Our Articles of Incorporation provide that our Board of Directors may be divided into three classes with each group to be as nearly equal in number as possible. The number of directors has currently been set by the Board at thirteen.

     At the Annual Meeting, five directors are to be elected to hold office for the next three years, with their terms expiring at the 2010 Annual Meeting of Shareholders. All directors serve until their successors are duly elected and qualified. The Executive Committee (excluding Mr. Roger B. Whaley) serves as a nominating committee to recommend nominees to the Board of Directors. The Board has nominated the persons listed under "Management" to serve for the terms specified. Any other nominations must be made in writing and delivered to our President in accordance with the procedures set forth below under "--Committees of the Board of Directors."

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

      The persons named in the enclosed form of proxy intend to vote for the election as directors of the persons named as nominees in the "Management" section below. Unless you indicate a contrary specification, your proxy will be voted FOR each such nominee. In the event that a nominee is not available by reason of any unforeseen contingency, the persons acting under the proxy intend to vote for the election, in his stead, of such other person as our Board of Directors may recommend. Our Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

            The Board of Directors recommends a vote FOR all nominees.

                                   MANAGEMENT

Directors

         Each of the nominees is currently one of our directors and, except Mr. Whaley, has been determined by our Board of Directors to be independent. Our directors are also the directors of our Bank. Set forth below is information about the business experience for the past five years of each of our directors. Each director has been one of our directors since 2001.

                    Nominees for Election to Serve Until 2010

         William P. Cate, age 62, is co-owner and manager of Buckeye Ag Services, LLC (agriculture and real estate services). He is also a farmer and represents Milliken Forestry Co. in timberland and farm land sales. Mr. Cate retired in 2001 as Chairman and Chief Executive Officer of Cate-McLaurin Co., Inc., a commercial tire sales and retreading business.

         Angus B. Lafaye, age 63, has been President of Milliken Forestry Co., Inc., a forestry consulting business, since 1998. Mr. Lafaye was Vice President and Treasurer of Milliken Forestry Co. from 1985 to 1998.

         Leon Joseph Pinner, Jr., age 72, has been in radio and television since 1950 and has been with WIS-TV since 1963. In January 2001, he semi-retired from WIS and became a freelance broadcaster.

         Joe E. Taylor, Jr., age 48, has been the Secretary of the South Carolina Department of Commerce since March 1, 2006 and is a private investor. He was the President and Chief Executive Officer of Southland Log Homes, Inc. from 1980 until its sale in 2005.

         Roger B. Whaley, age 60, has served as a director, President and Chief Executive Officer of our Company since November, 2001, and of Carolina National Bank and Trust Company since 2002. Mr. Whaley was employed by an investment firm from November of 2000 until November, 2001. From 1971 until his retirement in August of 2000, Mr. Whaley was with Bank of America, where for the last four years of employment he served as President of Bank of America, Oklahoma, and, in 1999, also assumed responsibilities as Small Business Banking Executive for the Midwest (Arkansas, Illinois, Iowa, Kansas, Missouri and Oklahoma).

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

         Directors whose terms of office continue until the Annual Meeting of Shareholders in 2009

         Charlotte J. Berry, age 75, is a philanthropist active in numerous local and national charitable organizations.

         I. S. Leevy Johnson, age 64, has been an attorney with Johnson, Toal & Battiste, P.A. since 1976. Mr. Johnson is also an owner of Leevy Johnson Funeral Home, Inc.

         C. Whitaker Moore, age 59, has been a real estate broker with Coldwell Banker Realty since 1970. Mr. Moore sold his interest in the firm in 1999.

         William H. Stern, age 50, has been President of Stern & Stern and Associates, a commercial real estate development company, since 1984. Mr. Stern currently serves as Chairman of the South Carolina State Ports Authority.

         Directors whose terms of office continue until the Annual Meeting of Shareholders in 2008

         Kirkman Finlay III, age 36, has been Chief Executive Officer and an owner and director of Rising High Natural Bread Co., Inc., a bakery and restaurant, since 1996. Mr. Finlay is also an officer and an owner of a number of companies involved in real estate and farming. He is also the Chairman of the Board of Directors of Quickfarm, Inc., an internet service developer for agricultural businesses.

         R. C. McEntire, Jr., age 63, has been President and operator of each of McEntire Produce, Inc. (produce processing and sales), R.C. McEntire Trucking, Inc. (produce hauling), Lands Inn, Inc. (hotels) and Long Branch Farm, Inc. (tree nursery) since before 2000.

         Joel A. Smith, III, age 61, has been Dean of the Moore School of Business since October of 2000. From June of 1998 until August of 2000, Mr. Smith was President of the East Region of Bank of America. Prior to that time, from 1991 through June of 1998, Mr. Smith was President of NationsBank Carolinas. Additionally, he serves on the Board of Directors and the Audit and Governance Committees of Avanex Corporation, and the Board of Directors and on the Executive Committee for NETBANK, Inc., chairing the Compensation Committee.

         Robert E. Staton, Sr., age 60, has been Executive Vice President External Relations for Presbyterian College since January 2007, served as President of the United Way of South Carolina from May of 2002 until December of 2005 and was Chairman, President and Chief Executive Officer of Colonial Life & Accident Insurance Company from 1994 until his retirement in July of 2001.

Attendance at Meetings of the Board of Directors and Meetings of Shareholders

         During the last full fiscal year, ending December 31, 2006, the Board of Directors met five times, including regular and special meetings. Each incumbent director and director nominee attended at least 75% of the total number of meetings of the Board of Directors and committees of which he or she


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was a member,  with the exception of Angus B. Lafaye, Joel A. Smith, III and Joe
E. Taylor, Jr.

         We encourage, but do not require, our directors to attend annual meetings of shareholders. Last year, ten of our directors attended the annual meeting of shareholders.

Committees of the Board of Directors

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Audit Committee selects the independent auditors, reviews our financial statements and the internal financial reporting systems and controls with management and the independent auditors, recommends resolutions for any dispute between management and the auditors, and reviews other matters relating to our relationship with our auditors. The Audit Committee is comprised of Messrs. Smith, Cate, Johnson and Lafaye, each of whom is independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Audit Committee met three times in 2006. The Audit Committee operates pursuant to a written charter, which is attached to this Proxy Statement as Appendix A.

Nominating Committee

The Executive Committee of the Board of Directors, excluding Mr. Roger B. Whaley, acts as nominating committee to make recommendations to the Board of Directors. Based on our size, the small geographic area in which we do business and the desirability of our directors being a part of the communities we serve and familiar with our customers, the Board of Directors does not believe we would derive any significant benefit from a separate nominating committee with sole authority to make nominations. The members of the Executive Committee, excluding Mr. Whaley, are Mr. Staton, Mr. Cate, Mr. Finlay, Mr. Smith, Mr. Stern and Mr. Taylor, each of whom is independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. Mr. Whaley has been excluded from the nominating committee because he is not independent under this standard. The Executive Committee, excluding Mr. Whaley, met as a nominating committee one time during 2006. We do not have a Nominating Committee charter.

Compensation Committee

The Compensation Committee reviews our compensation policies and recommends to the Board the compensation levels and compensation programs for executive officers and directors. The ultimate decisions about compensation levels and compensation programs are made by our full Board, which may accept or reject the recommendations of the Committee. The Compensation Committee may not delegate its authority to make recommendations to any other person or persons. Our Chief Executive Officer makes recommendations relating to the elements and amounts of his compensation and that of the other executive officers, as well as recommendations with respect to the elements and amounts of director compensation. The Committee may take these recommendations into consideration in its deliberations. The Committee and management does from time to time use


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compensation  consultants  to  determine  or  recommend  the  amount  or form of executive officer or director compensation. For further discussion of the role of consultants, see "Management Compensation - Compensation Discussion and Analysis." Members of the Compensation Committee are William H. Stern, (Chair), William P. Cate, and Joe E. Taylor, Jr., each of whom is independent as defined
in  the  Nasdaq  Stock  Market,   Inc.,   Marketplace   Rules,  as  modified  or
supplemented. The Compensation Committee does not have a written charter. The Compensation Committee met two times during 2006.

                               GOVERNANCE MATTERS

Director Independence

      We are required by the Nasdaq Stock Market, Inc. Marketplace Rules to have a majority of independent directors. Our Board of Directors has determined that none of our directors, except our President, Roger B. Whaley, has a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is independent under these rules. As disclosed under "Certain Relationships and Related Transactions" each of our independent directors and some of their affiliates have loan and deposit relationships with our Bank. These relationships are not considered by our Board to compromise their independence.

Director Nomination Process

         In recommending director candidates, the committee takes into consideration such factors as it deems appropriate based on our current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The committee will consider for nomination by the Board director candidates you recommend if you comply with the following requirements. If you wish to recommend a director candidate to the Board for consideration as a Board of Directors' nominee, you must submit in writing to the committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the
recommended   candidate's  willingness  to  be  nominated  and  to  serve.  This information must be delivered to our Chairman at our address and must be received no later than January 15 in any year to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates you recommend that comply with these requirements will receive the same consideration that the committee's candidates receive.

         Director candidates you recommend will not be considered for recommendation by the committee as potential Board of Directors' nominees if your recommendation is received later than January 15 in any year. However, you


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may nominate  director  candidates  for election at the annual  meeting,  but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 70 days prior to the meeting. Such nominations, other than those made by or on behalf of our existing management, must be made in writing and must be delivered or mailed to our President, not less than 70 days prior to any meeting of Shareholders called for the election of Directors. Such notification must contain the following information to the extent known to you: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of our capital stock that will be voted for each proposed nominee; (d) your name and residence address; and (e) any other information required by Regulation 14A under the Exchange Act. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

Shareholder Communications with the Board of Directors

         If you wish to send communications to the Board of Directors you should mail them addressed to the intended recipient by name or position in care of:
Corporate Secretary, Carolina National Corporation, 1350 Main Street, Columbia, South Carolina 29201. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

Executive Officers

         Information about Roger B. Whaley, our Chief Executive Officer, is set forth above under "Management - Directors." Harry R. Brown, age 62, has served as our Chief Financial Officer since May, 2006. Mr. Brown previously served as Senior Officer, Director of General Accounting and Accounting Systems for NetBank, Inc. from November 1998 until April 2006. From January1992 until November 1998, Mr. Brown was chief financial officer and chief operating officer of ComSouth Bankshares, Inc. a South Carolina based bank holding company with two community bank subsidiaries. W. Jack McElveen, Jr., age 44, has served as Executive Vice President, Chief Operating Officer of our Bank since February 2007 and Senior Vice President and Senior Credit Officer of our Bank since May 2002. Mr. McElveen served as Mid-Atlantic Sales Manager and Senior Underwriter, Community Development Lending, First Union from September 2000 through April 2001.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information about the beneficial ownership of our common stock as of March 1, 2007, by each current director, the Chief Executive Officer, Chief Financial Officer, Bank's Chief Operating Officer and all directors and executive officers as a group. Management knows of no person who beneficially owns more than 5% of our common stock.

                                    Number of Shares        of Common Stock
Name                              Beneficially Owned(1)      Outstanding

Charlotte J. Berry                       20,625(2)                  *
William P. Cate                          28,125(3)               1.09
Kirkman Finlay, III                      83,858(4)               3.25
I. S. Leevy Johnson                      19,792                     *(5)
Angus B. Lafaye                          19,667(6)                  *
R. C. McEntire, Jr.                      63,000                  2.44(7)
C. Whitaker Moore                        30,625(8)               1.18
Leon Joseph Pinner, Jr.                   6,667                     *(9)
Joel A. Smith, III                       30,000(10)              1.16
Robert E. Staton, Sr.                    25,833(11)              1.00
William H. Stern                        119,033(12)              4.61
Joe E. Taylor, Jr.                      124,033(13)              4.81
Roger B. Whaley                         106,864(14)              4.15
Harry R. Brown                                -                     *
W. Jack McElveen, Jr.                     4,800(15)                 *
All directors and executive             682,922(16)             26.50
 officers as a group (15 persons)
----------------------
*less than 1%
(1) Includes for each director warrants to purchase two shares for every three shares purchased in our prior stock offerings, one third of which vested in each of July 2003, July 2004 and July 2005. See " - Management Compensation -- Director Compensation."
(2) Includes 500 shares held by Mrs. Berry as custodian for her grandchildren, and 7,000 vested warrants.
(3)  Includes 10,000 vested warrants.
(4) Includes 33,333 vested warrants. Does not include 34,475 shares held in a trust of which Mr. Finlay is a contingent beneficiary but over which he does not have voting power or investment power. Mr. Finlay has pledged 50,525 shares to secure obligations.
(5) Includes 2,000 shares owned by Mr. Johnson's wife, and 6,667 vested warrants.
(6)  Includes 6,667 vested warrants.
(7) Includes 4,208 shares owned in an IRA for the benefit of Mr. McEntire's wife, 1,000 shares owned by each of Mr. McEntire's three children, and 18,000 vested warrants.
(8)  Includes 10,000 vested warrants.

(9) Includes 1,000 shares owned jointly with Mr. Pinner's wife, and 1,667 vested warrants.
(10) Includes 10,000 vested warrants.
(11) Includes 2,500 shares owned jointly with Mr. Staton's wife, and 8,333 vested warrants.
(12) Includes 7,500 shares held by Mr. Stern as custodian for his sons, and 33,333 vested warrants.
(13) Includes 33,333 vested warrants and 5,000 shares held in a trust of which Mr. Taylor is a Co-Trustee.
(14) Includes currently exercisable options to purchase 64,701 shares, 13,333 vested warrants, and 750 shares owned by a family member over which shares Mr. Whaley holds a power of attorney..
(15) Includes 4,800 currently exercisable options..
(16) Includes 69,501 currently exercisable options and 191,666 vested warrants.

                             MANAGEMENT COMPENSATION

Compensation Discussion and Analysis

         Overview of Executive Compensation

         Our Board of Directors administers our executive officer compensation program based on recommendations from the Compensation Committee. The Board has historically followed an informal policy of providing our executive officers with a total compensation package consisting of salary, bonuses, insurance and other benefits, and stock options. The committee's objectives in setting executive compensation are:

     o to set salaries and benefits and, from time to time, award options, at competitive levels designed to encourage our executive officers to perform at their highest levels in order to increase earnings and value to shareholders;
     o where appropriate, to award bonuses and increase salaries to reward our executive officers for performance; and
     o    to retain our key executives.

         Compensation is designed to reward our individual executive officers both for their personal performance and for performance of our Company with respect to growth in assets and earnings, expansion and increases in shareholder value. The Board has not historically set specific advance goals for personal or corporate performance. The Board makes its decisions about allocations between long-term and current compensation, allocations between cash and non-cash compensation, and allocations among various forms of compensation, in its discretion based on the Board's subjective assessment of how these allocations will best meet the Board's overall compensation goals outlined above.

         In 2006, the Board of Directors of the Company, prior to the formation of the Compensation Committee, engaged the services of Matthews, Young & Associates, Inc. to review the existing compensation package provided to the executive officers of the Company. The engagement requested that the consultant review the current compensation of our executive officers to determine if the existing package was within the range of executive compensation packages offered by other entities of similar size, complexity and geographic location. Additionally, the board requested guidance on the development of performance measurements (scorecards), currently being used in similar companies to be used as a basis for the development of a plan for the bonus component of the executive compensation plan.

         The following provides an overview of our compensation program for our Chief Executive Officer, our Chief Financial Officer, and our Bank's Chief Operating Officer.

         Components of Executive Compensation

         During 2006, executive compensation consisted primarily of three key components: base salary, bonuses and option awards. We also provide various additional benefits to executive officers, including health, life and disability plans, retirement plans, employment and change of control arrangements, and perquisites. For 2006, base salary comprised approximately 78% of total executive officer compensation, bonuses comprised approximately 13% of total executive officer compensation, option awards comprised approximately 1% of total executive officer compensation, plan benefits comprised approximately 0% of total executive officer compensation, and perquisites comprised approximately 8% of total executive officer compensation. The Board based its decision to allocate executive officer compensation in this manner on its subjective assessment of how such allocation would meet our goals of remaining competitive with the compensation practices of a group of surveyed companies and of linking compensation to our corporate performance and individual executive officer performance.

         A more detailed discussion of each of these components of executive compensation, the reasons for awarding such types of compensation, the considerations in setting the amounts of each component of compensation, the amounts actually awarded for the periods indicated, and various other related matters is set forth in the sections below.

         Factors Considered in Setting Compensation

         Use of Market Surveys and Peer Group Data

         To remain competitive in the executive workforce marketplace, we believe it is important to consider comparative market information about compensation paid to executive officers of other financial institutions in our market area, the State of South Carolina and the Southeastern United States, as well as compensation paid to other executives with similar levels of skills and responsibility in those areas. We want to be able to attract and retain highly skilled and talented executive officers who have the ability to carry out our short- and long-term goals. To do so, we must be able to compensate them at levels that are competitive with compensation offered by other companies in our business or geographic marketplace that seek similarly skilled and talented executives. The market survey information we use is derived from publicly available compilations prepared by regional investment banking firms and associations in the southeast.

         Some of the financial institutions included in the most recent market survey data the Board considered included the following:

         Bank of York                      First Citizens Bank
         First Community Bank              First National Bank of South Carolina
         Pickens Savings and Loan Assoc.   Security Federal Bank
         South Carolina Bank and Trust     Synovus Bank
         The Bank of South Carolina

         We believe the financial institutions included in our market survey are an appropriate group to use for compensation comparisons because they align well with the nature of our business and workforce, the talent and skills required for successful operations and, in some cases, our assets level. The companies we use for comparisons may change from time to time based on the factors discussed above.

         Other Factors Considered

         In addition to considering market survey comparisons, in setting compensation we consider each executive's knowledge, skills, scope of authority and responsibilities, job performance and tenure with us as an executive officer, as well as our perception of the fairness of the compensation paid to each executive in relation to what we pay our other executive officers. The Board also considers recommendations from our Chief Executive Officer in setting his compensation and compensation for the other executive officers.

         We review our compensation program and levels of compensation paid to all of our executive officers annually and make adjustments based on the foregoing factors as well as other subjective factors.

         Timing of Executive Compensation Decisions

         Annual salary reviews and adjustments and bonus and option awards are routinely made during the budgeting process in the fourth quarter of each year. Compensation determinations may also be made at other times during the year in the case of newly hired executives or promotions of existing employees that could not be deferred until the next Compensation Committee meeting. The Board does not time any form of compensation award, including equity-based awards, to coincide with the release of material non-public information.

         Base Salaries and Bonuses

         We believe it is appropriate to set base salaries at a reasonable level that will provide executives with a predictable income base on which to structure their personal budgets. As noted above, in setting salaries, the Board reviews market data about salaries paid to executives of other financial institutions. The Board also takes into consideration the overall condition of our Company, its level of success in recent years and its goals and budget for the current year. The Board then makes a subjective determination of the salary level for each executive officer.

         The Board sets bonuses for executive officers taking into account our overall success, increase in market share, performance relative to budget and the individual executive's contribution to our success. Additionally, our employment agreement with Mr. Whaley entitles him to receive an annual cash bonus if our Company and Bank achieve certain performance levels established by the Board of Directors from time to time.

         The Board set total salaries for our executives in 2006 approximately 6% higher than annualized 2005 levels reflecting the executives' increased responsibility for a significantly larger company operating in a more complex environment, coupled with the demonstrated ability of the executives to deliver a high level of success. Mr. Whaley's and Mr. McElveen's bonus (non-equity incentive plan award) for 2006 was based on criteria defined in the Senior Management Team Scorecard. Specific targets were established with defined percentage payments for each category. The following is a summary of the established criteria: Achieve Pre-Tax Earnings of $1,900,000, grow average loans outstanding by 50%, grow average core deposits by 45%, open planned full service branch by time indicated in 2006 budget with no variance from budgeted expense, limit non-performing loans to .75% of total loans, limit charge-offs to .50% of total loans, reduce certain loan file documentation exceptions to 30% or less of total loans, and maintain the Bank's current regulatory rating. All criteria were met with the exception of the growth in average loans outstanding and the growth in average core deposits. Mr. Whaley's maximum bonus is 50% of his total base salary. Mr. Brown did not qualify for a bonus in 2006 under the terms of his employment. Mr. McElveen's maximum bonus is 35% of his total base salary.

         In setting the chief executive officer's salary for 2006, the Board specifically took note of the facts that (i) we began 2006 67% larger in total assets than we had begun 2005 and total assets were expected to increase substantially in size in 2006, (ii) regulatory changes are continuing to increase the complexity and challenges of operating the business, and (iii) our chief executive officer has continued to provide personal leadership and business skills that are critical to us. The Board also considered information it had regarding salary levels of other chief executive officers of financial institutions in the Southeast and set a salary level that the Board believed was fair to the chief executive officer and to our Company. In setting the level of our chief executive officer's bonus for 2006, the Board used a defined scorecard developed with the assistance of an outside compensation consultant, The Board also noted that the chief executive officer had a high level of personal responsibility for several elements of the increases in earnings. The Board thus arrived at a bonus of $42,969.00 or approximately 27.5% of his annual salary for 2006.

         In setting 2006 salaries and bonuses for executive officers other than our chief executive officer, the Board took into consideration the recommendations of the chief executive officer and the following specific contributions. For Mr. Brown, who became our chief financial officer in May, 2006, the Board took into specific consideration his experience with accounting matters relating to financial institutions, the time and expertise required to comply with the complex financial regulatory and reporting requirements applicable to public companies generally and financial institutions specifically. Additionally, his salary and bonus was set as a result of current rates paid for persons of similar skills and experience in the local market at hiring date. For Mr. Ingram, who served as our chief financial officer until February, 2006, the board took into specific consideration the same factors used in setting Mr. Brown's salary and bonus. For Mr. McElveen, who serves as our Bank's Chief Operating Officer, the board took into specific consideration his experience in and expertise in bank operations, loan review and credit underwriting. In addition, his salary and bonus was set as a result of current rates paid for persons of similar skills and experience in the local market.

         For 2007, the Board has set Mr. Whaley's salary at $162,500, Mr. Brown's salary at $150,000 and Mr. McElveen's salary at $150,000. In addition, Mr. Whaley is eligible for up to a 50% non-equity incentive award of his annual base salary, Messrs. Brown and McElveen are eligible for up to a 35% non-equity incentive award of their annual base salary based on meeting goals set in the 2007 Senior Management Team Scorecard.

         Stock Options

         Stock option awards are also set by the Board at levels believed to be competitive with other financial institutions of similar size and to advance our goal of retaining key executives, as well as levels believed to appropriately align the interests of management with the interests of shareholders. Since options are granted with exercise prices set at fair market value of our common stock on the date of grant, executives can only benefit from the options if the price of our stock increases. The Board believes the costs to our Company of granting options as opposed to paying additional cash compensation, both in terms of the impact on earnings under the new accounting rules for options and potential dilution of the outstanding common stock, are far-outweighed by the benefits provided to us in terms of providing incentives to our executive officers to increase earnings and shareholder value. The Board does not award options every year. Stock options are normally awarded at the recommendation of the Chief Executive Officer, if options are to be awarded to the Chief Executive Officer, they will be recommended by the Compensation Committee. On occasion, stock option's may be granted during the hiring for selected key positions.

         No options were awarded to any executive officers during 2006.

         Other Benefits

         We also provide our executive officers with insurance benefits including group life insurance provided to all other employees and make contributions to our 401(k) plan on their behalf on the same basis as contributions are made for all other employees. Mr. Whaley maintains health insurance provided by a former employee and is paid $7,211 annually to pay premiums for this plan Mr. Brown maintains health insurance provided by his spouse through the State of South Carolina and is paid an equal amount monthly that would have been paid to a third party if he had elected to be covered by the company's health insurance plan. Mr. Brown was paid $1,973 in 2006 for health insurance premiums.

         We also pay country club and dining club dues for our chief executive officer and provide him an automobile allowance of $9,000 per year for business and personal use. In addition, we encourage, and pay for our executives and their spouses, to attend banking conventions and seminars. The Board has determined that these benefits play an important role in our executive officers' business development activities on behalf of our Company. The Board has also determined that providing such benefits helps to retain key executives and is an important factor in keeping our executive compensation packages competitive in our market area.

         All of the foregoing other elements of compensation awarded to named executives in 2006 were set at levels believed to be competitive with other employers in South Carolina.

         We have entered into an employment agreement with our chief executive officer and a change of control agreement with our chief financial officer. These agreements are described under - "Employment Agreement and Change of Control Agreement." As discussed in that section, the agreements provide, among other things, for payments to Messrs. Whaley and Brown upon termination under a number of different circumstances. The events set forth as triggering events for the payments were selected because they are events similar to those provided for in many employment agreements for executive officers of financial institutions throughout South Carolina. It has become increasingly common in South Carolina for community financial institutions to provide for such payments under such conditions. We believe these arrangements are an important factor in attracting and retaining our executive officers by assuring them financial and employment status protections in the event control of our Company changes. We believe such assurances of financial and employment protections help free executives from personal concerns over their futures, and, thereby, can help to align their interests more closely with those of shareholders in dealing with possible transactions that could result in a change of control.

         Tax and Accounting Considerations

         We expense salary, bonus and benefit costs as they are incurred for tax and accounting purposes. Salary, bonus and some benefit payments are taxable to the recipients as ordinary income. Stock options granted create items of expense for accounting purposes as more fully described in the notes to our audited financial statements, but not for tax purposes. The tax and accounting treatment of the various elements of compensation is not a major factor in our decision making with respect to compensation.

         Security Ownership Guidelines and Hedging

         We do not have any formal security ownership guidelines for our executive officers or any policies regarding our executive officers' hedging the economic risk of ownership of our shares.

         Financial Restatement

         The Board of Directors does not have a policy with respect to adjusting retroactively any cash or equity based incentive compensation paid to our executive officers where payment was conditioned on achievement of certain financial results that were subsequently restated or otherwise adjusted in a manner that would reduce the size of an award or payment, or with respect to recovery of any amount determined to have been inappropriately received by an individual executive. If such a restatement were ever to occur, the Board would expect to address such matters on a case-by-case basis in light of all of the relevant circumstances.

Executive Officer Compensation

         The following table sets forth information about compensation awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officer and our Bank's Chief Operating Officer for the year ended December 31, 2006. No other executive officers earned $100,000 or more during the year ended December 31, 2006.

                           Summary Compensation Table

Name                                    Year    Salary       Bonus  Stock    Option      Non-       Change in     All          Total
and                                                ($)        ($)   Awards   Awards      Equity     Pension       Other         ($)
Principal                                                            ($)        ($)      Incentive  Value and     Compen-
Position                                                                                 Plan       Nonquali-     sation
                                                                                         Compen-    satified       ($)(2)
                                                                                            ($)     Deferred
                                                                                                    Compensa-
                                                                                                    tion
                                                                                                    Earnings
                                                                                                        ($)
                                        ----    ------     ------   ------   --------    ---------  ---------   --------   ---------
Roger B. Whaley .....................   2006   $156,250        0       0          0       $ 42,969          0   $ 28,266   $227,485
  President and Chief
  Executive Officer
Harry R. Brown, .....................   2006   $100,000        0       0          0              0          0   $  5,032   $105,032
  Executive Vice President and
  Chief Financial Officer (1)
Rollo F. Ingram .....................   2006   $ 19,211        0       0          0              0          0          0   $ 19,211
  Former Executive Vice
  President and Chief Financial
  Officer (1)
W. Jack McElveen, Jr ................   2006   $115,448        0       0          0       $ 22,224          0   $  4,611   $142,283
  Chief Operating Officer
  of the Bank

     (1) Mr. Ingram served as our Chief Financial Officer until February, 2006. We employed Mr. Brown to be our Chief Financial Officer in May, 2006.
     (2) Includes our 2006 contributions to the Bank's 401(k) Plan on behalf of the named persons, premiums for medical insurance, disability insurance and life insurance, and directors' fees in the amounts shown: Also, included and automobile allowance for Mr. Whaley of $9,000 for 2006 and club dues of $4,346 in 2006.

                                                           401(k)          Medical      Disability       Life       Director's Fees
                                                           ------          -------      ----------       ----       ---------------

Mr. Whaley ...........................     2006           $7,311           $7,211           n/a           n/a           n/a
Mr. Brown ............................     2006           $3,059           $1,973           n/a           n/a           n/a
Mr. Ingram ...........................     2006              n/a              n/a           n/a           n/a           n/a
Mr. McElveen .........................     2006           $4,611              n/a           n/a           n/a           n/a

Employment Agreement and Change of Control Agreement

         The following are merely summaries of certain provisions of our Employment Agreement with Mr. Whaley and our Change of Control Agreement with Mr. Brown, and are qualified in their entirety by reference to such Agreements, which are filed with the Securities and Exchange Commission. Such summaries do not create any rights in any person.

Employment Agreement with Mr. Whaley

         We have entered into an employment agreement with Mr. Whaley, which provides for his employment as President and Chief Executive Officer of our Company and Carolina National Bank and Trust Company. The agreement commenced on the date of the opening of the Bank, July 15, 2002, and was for an initial term of two years. Beginning on the day following the opening of the Bank, and on each day thereafter, the term of the Agreement will automatically be extended for an additional day unless, prior to such extension, Mr. Whaley, our Company or our Bank gives written notice to the other parties that the Agreement will not be extended.

         The Agreement provides for payment to Mr. Whaley of an annual base salary, which the Board of Directors of the Bank will periodically review and may (but is not required to) increase. Mr. Whaley will also be entitled to receive an annual cash bonus if our Company and Carolina National Bank and Trust Company achieve certain performance levels established by the Board of Directors from time to time. We also provided Mr. Whaley with stock options for a number of shares of our common stock equal to 5% of the common stock subscribed for in the initial public offering. The options provide for an exercise price of $10.00 per share, termination ten years after the date of grant, and vesting one-fifth at the time of grant and one-fifth on each anniversary thereafter. If Mr. Whaley terminates his employment without good reason (as defined below) or if we terminate him with cause (as defined below) the options will terminate 30 days after the date of termination of employment. We also provide Mr. Whaley with group medical, dental, disability and life insurance; an automobile allowance; dining club dues and country club dues; and such other benefits as the Bank provides to its employees generally.

         If we terminate Mr. Whaley's employment for cause during the term of the Agreement, if he terminates his employment not for good reason, or if his employment is terminated as a result of death, disability or retirement, we are required to pay Mr. Whaley his base salary through the last day of the month in which termination occurs at the annual rate then in effect, together with any bonus that has been awarded prior to the date of termination, any benefits to which he may be entitled as a result of the termination under terms and conditions of plans or arrangements then in effect, and any automobile expenses or club dues due to him as of the date of termination of the Agreement. If Mr. Whaley's employment had been terminated under any of these circumstances as of December 29, 2006, we would have been required to pay him $0 of salary, $42,969 of bonus.

         If Mr. Whaley 's employment is terminated during the term of the Agreement other than by death, disability or retirement, and (i) by action of Mr. Whaley for good reason, or (ii) by our action other than for cause, we are required to pay Mr. Whaley all of the compensation provided for in the paragraph immediately above. In addition, for a period of two years after the date of termination, we are required to continue to pay Mr. Whaley his base salary in effect at the date of termination; to continue to pay his automobile allowance; and to continue to provide him with insurance coverage. Additionally, all unexercised stock options granted to him will immediately vest and become exercisable. If, however, such payments, either alone or together with other payments Mr. Whaley has the right to receive from us would constitute a parachute payment as defined in Section 280G of the Internal Revenue Code, they will be reduced to the extent necessary to cause them not to be parachute payments. If Mr. Whaley's employment had been terminated under any of these circumstances as of December 29, 2006, we would have been required to pay him $325,000 of salary, $49,969 of bonus, an $18,000 automobile allowance and $14,422 for insurance coverage.

         The Agreement defines "cause" as: (i) Mr. Whaley's breach of any material provision of the Agreement, that is not cured within 30 days after notice of the breach; (ii) his willful and continued failure to substantially perform his duties under the Agreement (other than his inability to perform, with or without reasonable accommodation, resulting from his incapacity due to physical or mental illness or impairment), after we deliver a demand for substantial performance to him that specifically identifies the manner in which he is alleged to have not substantially performed his duties; (iii) his willful engaging in misconduct (criminal, immoral or otherwise) which is materially injurious to our Bank; (iv) his conviction of a felony; (v) his commission in the course of his employment of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice, which would constitute a felony, (whether or not resulting in criminal prosecution or conviction), or any act or practice which has resulted in his becoming unbondable under our "banker's blanket bond;" (vi) his failure to comply with clear provisions of law and regulations applicable to our Bank which is materially injurious to our Bank; or (vii) his removal or permanent prohibition from participating in the affairs of our Bank by an order or consent issued under Section 8(e)(4) or
(g)(1) of the Federal Deposit Insurance Act.

         The agreement defines "good reason" as any of the following: (i) our failure or our Bank's failure to comply with any material provision of the Agreement that is not cured within 30 days after notice of such failure is provided; (ii) our Bank's failure to obtain, by operation of law or contract, the assumption of its obligations under the Agreement by any successor; (iii) our Bank's failure to comply with its payment obligations under the Agreement;
(iv) any purported termination of Mr. Whaley's employment by action of our Bank which is not effected in accordance with the requirements of the Agreement; (v) imposition of a requirement that Mr. Whaley report to any person or group of persons, other than our Board or the Board of our Bank; or (vi) termination of his employment by us, but not the Bank, other than for cause.

         The provisions of the Agreement are subject to certain limitations if required by the provisions of the Federal Deposit Insurance Act. Mr. Whaley agrees to abide by the Bank's and our Company's rules and procedures designed to protect our confidential information (as defined in the Agreement) and to preserve and maintain such information in strict confidence during his employment and as long thereafter as the confidential information remains, in the sole opinion of the Bank or our Company, proprietary and confidential.

         Mr. Whaley agrees that (i) for a period of 12 months after termination of the Agreement by him other than for good reason, or (ii) during the continuation of any base salary payments to him, whichever is later, he will not manage, operate or be employed by, participate in, or be connected in any manner with the management, operation, or control of any banking business conducted within a 25 mile radius of any of our operating offices or those of any of our subsidiaries. Mr. Whaley further agrees that for a period of 12 months after termination of his employment by him other than for good reason or the completion of base salary payments, whichever is later, he will not solicit the business of, or patronage from, any of our customers or those of our subsidiaries, and he will not seek to, or assist others to, persuade any employee of our Bank to discontinue employment with the Bank or seek employment or engage in any business of our Bank. Any controversies or claims arising out of or relating to the Employment Agreement are required to be settled by binding arbitration.

         Change of Control Agreement with Mr. Brown

         We have entered into a Change of Control Agreement with our Chief Financial Officer, Mr. Brown. The agreement provides that, if within five years after May 1, 2006, we are subject to a change of control, Mr. Brown will be entitled to the benefits described below. The agreement defines "change of control" as any of the following events: (i) acquisition, directly or indirectly, of voting control of our Company by any person or group acting in concert, (ii) our merger with or into any other entity and we are not the surviving entity of the merger, (iii) acquisition, directly or indirectly, by any person or group acting in concert, of voting control of any of our subsidiaries, by which subsidiary Mr. Brown is principally employed, or (iv) merger of any of our subsidiaries by which Mr. Brown is principally employed with or into another entity which is not also one of our subsidiaries and such subsidiary is not the surviving entity of the merger.

         If at any time within the six months following the effective date of a change of control, (i) Mr. Brown terminates his employment with us following a reduction in his compensation, a substantial change in his duties or status, or his being required to relocate, or (ii) we terminate Mr. Brown's employment, then upon such termination Mr. Brown will be entitled to a lump sum payment equal to his annual salary in effect at the date of termination. The agreement further provides that any amount paid thereunder will be deemed severance pay, and Mr. Brown will not be under any duty to mitigate damages and no income received by him thereafter will reduce the amount we owe him under the agreement. If we had been subject to a change of control and Mr. Brown's employment had been terminated as of December 29, 2006, by Mr. Brown or by us as provided above, Mr. Brown would have been entitled to a lump sum payment of $150,000.

                Outstanding Equity Awards At 2006 Fiscal Year-End

         The following table provides information about stock options, including warrants, held by our named executive officers at the end of 2006.

                                                       Option Awards                                    Stock Awards
                                                       -------------                                    ------------
Name                          Number       Number         Equity      Option   Option      Number    Market     Equity     Equity
                              of           of             Incentive   Exercise Expiration  of        Value of   Incentive  Incentive
                              Securities   Securities     Plan        Price    Date        Shares    Shares or  Plan       Plan
                              Underlying   Underlying     Awards:       ($)                or Units  Units of   Awards:    Awards:
                              Unexercised  Unexercised    Number                           of        Stock      Number     Market or
                              Options      Options        of                               Stock     That Have  of         Payout
                                  (#)         (#)         Securities                       That      Not        Unearned   Value
                              Exercisable  Unexercisable  Underlying                       Have      Vested     Shares,    of
                                                          Unexercised                      Not       ($)        Units or   Unearned
                                                          Unearned                         Vested               Other      Shares,
                                                          Options                           (#)                 Rights     Units or
                                                              (#)                                               That Have  Other
                                                                                                                Not        Rights
                                                                                                                Vested     That Have
                                                                                                                   (#)     Not
                                                                                                                           Vested
                                                                                                                               ($)
                               ------         ------        ------    ------   ----------  ------    ------     ------     ------
Roger B. Whaley .............  64,701               0          0     $ 10.00    07/15/2012    n/a       n/a       n/a        n/a
Roger B. Whaley .............  13,333               0          0     $ 10.00    12/31/2012    n/a       n/a       n/a        n/a
(warrants)
Harry R. Brown ..............       0               0          0         n/a           n/a    n/a       n/a       n/a        n/a
Rollo F. Ingram .............       0               0          0         n/a           n/a    n/a       n/a       n/a        n/a
W. Jack McElveen, Jr. (1) ...   4,800           3,200          0     $ 10.00    07/15/2012    n/a       n/a       n/a        n/a
W. Jack McElveen, Jr. (2) ...       0           2,000          0     $ 13.50    04/27/2015    n/a       n/a       n/a        n/a

     (1)  Options for 3,200 shares will vest on 7/15/2007.
     (2) Options for 600 shares will vest on 4/27/2008, for 600 shares will vest on 4/27/2009 and for 800 shares will vest on 4/27/2010.

Compensation of Directors

         Set forth in the table and narrative discussion below is information about compensation we provide to our directors for their service to the Company and the Bank. Information about director's fees paid to Mr. Whaley is included in the Summary Compensation Table. In 2006, our directors received $500 for each meeting of the Board of Directors attended. Committee chairmen for the following committees received $300 for each committee meeting while each member received $200 for each committee attended: Asset/Liability Committee, Audit and Compliance Committee, Long Range Planning Committee, Executive Committee and Compensation Committee. The chairman of the Loan Committee received a fee of $400 for each meeting while the members received a fee of $300. The Chairman of the Board received an additional annual fee of $10,000, which was paid on a quarterly basis. All of our directors serve as directors of the bank and the corporation.

                           2006 Director Compensation

Name                                            Fees        Stock       Option    Non-Equity     Change in       All Other    Total
                                               Earned       Awards      Awards  Incentive Plan    Pension       Compensation   ($)
                                                 or          ($)          ($)    Compensation    Value and          ($)
                                               Paid in                               ($)        Nonqualified
                                                Cash                                              Deferred
                                                 ($)                                            Compensation
                                                                                                  Earnings
                                                ----        -----       ------    ----------     ---------       ---------    -----
Charlotte J. Berry ......................      $ 2,500        0            0           0             0                0      $ 2,500
William P. Cate .........................      $ 5,100        0            0           0             0                0      $ 5,100
Kirkman Finlay, III .....................      $ 4,700        0            0           0             0                0      $ 4,700
I. S. Leevy Johnson .....................      $ 3,900        0            0           0             0                0      $ 3,900
Angus B. Lafaye .........................      $ 2,500        0            0           0             0                0      $ 2,500
R. C. McEntire, Jr ......................      $ 1,900        0            0           0             0                0      $ 1,900
C. Whitaker Moore .......................      $ 3,700        0            0           0             0                0      $ 3,700
Leon Joseph Pinner, Jr ..................      $ 2,400        0            0           0             0                0      $ 2,400
Joel A. Smith, III ......................      $ 4,500        0            0           0             0                0      $ 4,500
Robert E. Staton, Sr ....................      $12,500        0            0           0             0                0      $12,500
William H. Stern ........................      $ 9,000        0            0           0             0                0      $ 9,000
Joe E. Taylor, Jr .......................      $ 5,600        0            0           0             0                0      $ 5,600

         Upon the opening of our Bank we granted stock warrants to the directors to compensate them for: (a) their time and efforts as organizers and directors;
(b) their purchase of and subscription to purchase our common stock to fund the operating expenses during the organizational period of Carolina National Bank and Trust Company and to provide capital for the Bank; and (c) their continued service as directors. Directors received two stock warrants for every three shares they purchased prior to the opening of Carolina National Bank and Trust Company. One-third of the warrants vested and became exercisable on each of the first three anniversaries of the opening of the Bank (July 15, 2002).
Accordingly, all of the warrants are now vested. Vested warrants expire on the earlier of 90 days after termination of the director's status as a director (one year after death or disability) or ten years after opening of the Bank and have an exercise price of $10.00 per share.

         Our Board of Directors has adopted a new Director Compensation Plan to be effective on July 1, 2007. Each director of the Company will be compensated for service as a director for each July 1 through June 30 period under the terms of this new plan. This compensation will be a combination of stock options and cash payments.

         Each director shall be granted on the first business day of July of each year options to purchase 1,000 shares of the Company's common stock. Each member of the Executive Committee of the Board of Directors shall be granted at the same time additional options for 1,000 shares of common stock.

         The options shall have a term of ten years and an exercise price equal to the closing price of the stock on the date of grant or, if no shares were traded on the date of grant, the closing price on the most recent previous trading day. The options shall be unexercisable and subject to forfeiture until the first anniversary of the grant date. In the case of any director who does not attend, in person or by telephone, at least 75% of the board and committee meetings, such director's option compensation shall be forfeited. Forfeiture determinations for the period shall be made on the first business day in July of the following year. Unforfeited options will vest and become exercisable 20% on each anniversary of the grant date. The options shall be issued pursuant to the Carolina National Corporation Long Term Incentive Plan (subject to approval of the Plan by the shareholders), shall not be assignable and shall be evidenced by a written stock option agreement.

         In addition to options, each non-employee member of the Board of Directors, excluding the Chairman, shall be paid $500 in cash for each quarter. The Chairman of the Board of Directors shall be paid $1,375 in cash each quarter. Each member of the Executive Committee shall be paid an additional $500 in cash for each quarter.

                             2003 STOCK OPTION PLAN

         At the 2003 Annual Meeting, the shareholders approved the 2003 Stock Option Plan, which reserves 129,402 shares of Common Stock for issuance pursuant to the exercise of options which may be granted pursuant to the 2003 Stock Option Plan. The Plan is administered by the Board of Directors or a Committee appointed by the Board of Directors. Options awarded under the Plan may be "incentive stock options" within the meaning of the Internal Revenue Code or non-qualified options. Options may be granted pursuant to the 2003 Stock Option Plan to persons who are directors, officers or key employees of our Company or any subsidiary (including officers who are employees) at the time of grant. The Board of Directors or the Committee selects the persons to receive grants under the 2003 Stock Option Plan and determines the number of shares covered by options granted under the 2003 Stock Option Plan. All stock options will have such exercise prices as may be determined by the Board of Directors or the Committee at the time of grant, but in the case of incentive stock options, such prices may not be less than the fair market value of the Common Stock (as determined in accordance with the Plan) at the date of grant. The Board of Directors or the Committee may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. No options may be exercised after ten years from the date of grant, and options may not be transferred except by will or the laws of descent and distribution.

Incentive stock options may be exercised only while the optionee is our employee, within three months after the date of termination of employment, or within twelve months of death or disability, but only to the extent the option has not expired.

         The number of shares reserved for issuance under the Plan, the number of shares covered by outstanding options and the exercise price of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without our receipt of consideration. All outstanding options will become immediately exercisable in the event of a change of our control, or imminent change of our control, (both as defined in the Plan). In the event of an extraordinary corporate action (as described in the Plan), subject to any required shareholder approval, the Board of Directors or the Committee, in its sole discretion, may also cancel and pay for outstanding options. The Board or Committee also has the power to accelerate the exercise date of outstanding options at any time. The Board of Directors may alter, suspend or discontinue the Plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the Plan, materially increase benefits to participants under the Plan, or materially modify the eligibility requirements under the Plan without your approval or ratification. The 2003 Stock Option Plan will terminate on February 26, 2013, and no options will be granted thereunder after that date.

                          COMPENSATION COMMITTEE REPORT

      Our Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" included in this Proxy Statement with management of our Company. Based on that review and discussion, the Compensation Committee recommended to our Board of Directors that the "Compensation Discussion and Analysis" be included in our 2007 Annual Report on Form 10-K and in this Proxy Statement.

William P. Cate
Joe E. Taylor, Jr.
William H. Stern

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Carolina National Bank and Trust Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2006 was $3,830,686. None of such loans are classified as nonaccrual, past due, restructured or problem loans. During 2006, $892,038 of new advances were made and repayments totaled $534,727.

         We lease space, on a month to month basis, from an entity with which William H. Stern, one of our directors, is affiliated. Monthly lease payments are $437.50.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, our directors, executive officers and certain individuals are required to report periodically their ownership of our Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to us and any representations made to us, all such reports for 2006 were filed on a timely basis except that Mr. Whaley filed a late report on a Form 4 regarding a gift of shares to his children.

                          CAROLINA NATIONAL CORPORATION
                            LONG TERM INCENTIVE PLAN

Introduction

         We are seeking approval of our Long Term Incentive Plan. Our existing 2003 Stock Option Plan only has 35,101 shares remaining to be issued and does not allow for the issuance of stock appreciation rights, restricted stock and other equity based compensation arrangements which may be useful to the Company. The Long Term Incentive Plan authorizes the issuance of 227,100 shares in addition to those authorized for the 2003 Stock Option Plan and allows the use of a broad range of equity based compensation arrangements. It is our belief that the Long Term Incentive Plan supports the Company's objective of paying for performance, which increases shareholder value.

         The following description of the material terms of the Long Term Incentive Plan is qualified in its entirety by reference to the terms of the Long Term Incentive Plan, a copy of which is attached to this proxy statement as Appendix B.

Description of the Plan

Purpose

         The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and consultants and to provide the Company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to the profitability of the Company's businesses and increases in the Company's shareholder value.

Eligible Individuals

         Directors, officers, employees and consultants of, and prospective employees and consultants of, the Company and its subsidiaries and affiliates are eligible to participate in the Plan. As of March 23, 2007, there are thirteen directors, five non-director officers and thirty- seven employees who are not officers eligible to participate in the Plan. Officers and employees will be selected for participation in the discretion of the committee administering the Plan. Beginning July 1, 2007 and continuing until modified or discontinued by the Board of Directors, directors of the Company will receive options to purchase either 1,000 or 2,000 shares of stock for each July 1 through June 30 period served on the Board of Directors (see "MANAGEMENT COMPENSATION - Compensation of Directors").

Administration

         The Plan is administered by the Compensation Committee of the Board, except with respect to grants to non-employee Directors, which will be administered by the Board of Directors. The body administering the Plan will be referred to in this description as the "Committee". The Committee is authorized to delegate certain administrative responsibilities to individuals selected by it in its discretion. The Committee will determine the eligible individuals to whom and the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the duration of any award cycle, and any other terms and conditions of the grant, in addition to those contained in the Plan. Each grant under the Plan will be confirmed by and subject to the terms of an award agreement.

Authorized Shares

         The maximum number of shares of common stock that may be delivered to participants and their beneficiaries under the Plan is 227,100. No participant may be granted awards covering in excess of 30,000 shares of common stock in any calendar year. Shares subject to an award under the Plan shall be the Company's authorized and unissued shares. The closing price of the Company Common Stock as of March 23, 2007 was $17.70.

         If any award is forfeited, or if any option (or SAR, if any) terminates, expires or lapses without being exercised, or if any SAR is exercised for cash, shares of common stock subject to such awards will again be available for distribution in connection with awards under the Plan. If the option price of any option or the strike price of any freestanding SAR is satisfied by delivering share of common stock to the Company (by either actual delivery or by attestation), only the number of shares of common stock delivered to the participant net of the shares of common stock delivered to the Company or attested to will be deemed delivered for purposes of determining the maximum numbers of shares of common stock available for delivery under the Plan. To the extent any shares of common stock subject to an award are not delivered to a participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the Plan.

         In the event of certain types of corporate transactions or restructurings, such as stock splits, mergers, consolidations, separations, spin-offs, reorganizations, liquidations, reorganizations, or other distributions of stock or property of the Company (including an extraordinary stock or cash dividend), the Committee or the Board may make adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the maximum share limitations upon stock options, incentive stock options, stock appreciation rights and other awards to be granted to any individual, in the number, kind and option price or strike price of outstanding stock options and stock appreciation rights, in the number and kind of shares subject to other outstanding awards granted under the Plan, and any other equitable substitutions or adjustments that Committee or the Board determine to be appropriate in their sole discretion.

Stock Options

         Stock options may be granted alone or in addition to other awards. Stock options may be "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code) or nonqualified stock options, as designated by the Committee and specified in the option agreement setting forth the terms and provisions of the options. The term of each stock option will be fixed by the Committee but no incentive stock option may be exercised more than 10 years after the date it is granted. The exercise price per share of common stock purchasable under a stock option will be determined by the Committee but, except in the case of stock options granted in lieu of foregone compensation, may not be less than the fair market value of the common stock on the date of grant. Options granted under the Plan cannot be repriced without shareholder approval.

         Except as otherwise provided in the Plan, stock options will be exercisable at the time or times and subject to the terms and conditions determined by the Committee, and the Committee may at any time accelerate the exercisability of a stock option. A participant exercising an option may pay the exercise price in cash or, if approved by the Committee, with previously acquired shares of common stock or a combination of cash and stock. The Committee, in its discretion, may allow the cashless exercise of options through the use of a broker-dealer, to the extent permitted by applicable law, or for payment of the exercise price by withholding from the shares issuable upon exercise a number of shares having a fair market value on the date of exercise equal to the aggregate exercise price. The Plan contains provisions, which apply unless otherwise determined by the Committee, regarding the vesting and post-termination exercisability of options held by optionees whose employment with the Company terminates by reason of death, disability, retirement, or otherwise. The Plan provides that the Committee may establish procedures permitting an optionee to elect to defer to a later time the receipt of shares issuable upon the exercise of a stock option and/or to receive cash at such later time in lieu of the deferred shares.

Stock Appreciation Rights

         Stock appreciation rights may be granted separately or in tandem with all or part of any stock option granted under the Plan. A stock appreciation right granted separately from any stock option under the Plan is called a freestanding SAR. A stock appreciation right granted in tandem with a stock option under the Plan is called a tandem SAR. A tandem SAR will terminate and will no longer be exercisable upon the termination or exercise of the related stock option. A tandem SAR may be exercised by an optionee, at the time or times and to the extent the related stock option is exercisable, by surrendering the applicable portion of the related stock option in accordance with procedures established by the Committee. Upon exercise, a tandem SAR permits the optionee to receive cash, shares of common stock, or a combination of cash or stock, as determined by the Committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of common stock on the date of exercise over the per share exercise price of the related stock option, multiplied by the number of shares with respect to which the tandem SAR is exercised.

         A freestanding SAR may have a term of up to ten years. Except in the case of freestanding SARs granted in lieu of compensation, the strike price cannot be lower than the fair market value of the stock on the grant date. The strike price cannot be repriced without shareholder approval. The Committee can determine exercisability restrictions on freestanding SARs at the time of grant. Upon exercise, a freestanding SAR permits the holder to receive cash, shares of common stock, or a combination of cash or stock, as determined by the Committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of common stock on the date of exercise over the strike price, multiplied by the number of shares with respect to which the freestanding SAR is exercised. The Plan contains provisions, which apply unless otherwise determined by the Committee, regarding the vesting and post-termination exercisability of freestanding SARs held by an individual whose employment with the Company terminates by reason of death, disability, retirement or otherwise. The Committee may also establish procedures permitting the holder of a freestanding SAR to defer to a later time the receipt of shares issuable upon the exercise of a freestanding SAR and/or to receive cash at such later time in lieu of the deferred shares.

Restricted Stock

         The Plan authorizes the Committee to grant restricted stock to individuals with such restriction periods as the Committee may designate. The Committee may also provide at the time of grant that restricted stock cannot vest unless applicable performance goals are satisfied.

         If the grant is intended to be a "qualified performance based award, "these goals must be based on the attainment of specified levels of one or more of the following measures: revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after- tax income; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels. These goals may be established on a corporate-wide basis or with respect to one or more business units, divisions, or subsidiaries. Measurement of performance against goals may exclude impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the financial statements, notes to the financial statements, or management's discussion and analysis within the Company's annual report.

         A "qualified performance-based award" is a grant of restricted stock or performance units designated as such by the Committee at the time of grant based upon a determination that (1) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Internal Revenue Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such performance unit awards, and (2) the Committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Internal Revenue Code. The Committee will specify the performance goals to which any "qualified performance-based award" will be subject.

         The provisions of restricted stock awards (including any applicable performance goals) need not be the same with respect to each participant. During the restriction period, the Committee may require that the stock certificates evidencing restricted shares be held by the Company. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Restricted stock is forfeited upon termination of employment, unless otherwise provided by the Committee. Other than these restrictions on transfer and any other restrictions the Committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award.

Performance Units

         Performance units may be granted either alone or in addition to other awards granted under the Plan. Performance units may be performance-based stock awards or performance-based cash awards. Performance units may be granted subject to the attainment of performance goals and/or the continued service of the participant. As noted above, performance units can be "qualified performance-based awards." At the conclusion of the award cycle, the Committee will evaluate the degree to which any applicable performance goals have been achieved and the performance amounts earned, and will cause to be delivered the amount earned in either cash or shares, at the election of the Committee.

         Except to the extent otherwise provided in the applicable Performance unit agreement or the Plan, all rights to receive cash or stock in settlement of Performance units will be forfeited upon a participant's termination of employment for any reason during the award cycle or before any applicable performance goals are satisfied, unless the Committee, in its discretion, waives any or all remaining payment limitations with respect to such participant's performance units. However, the Committee may not waive the satisfaction of the applicable performance goals in the case of performance units that are "qualified performance-based awards "unless the participant's employment is terminated by reason of death or disability or is terminated by the Company without cause or by the participant for good reason.

Other Stock-Based Awards

         Other awards of common stock and other awards that are valued by reference to, or otherwise based upon common stock, including(without limitation) dividend equivalents and convertible debentures, may also be granted under the Plan, either alone or in conjunction with other awards.

Transferability of Awards

         Awards are nontransferable other than by will or the laws of descent and distribution. However, in the discretion of the Committee, nonqualified stock options and stock appreciation rights may be transferred as expressly permitted by the Committee, including pursuant to a transfer to members of the holder's immediate family. The transfer may be made directly or indirectly or by means of a trust or partnership or otherwise. Stock options and stock appreciation rights may be exercised only by the initial holder, any such permitted transferee or a guardian, legal representative or beneficiary.

Repricing Policy

         Options and stock appreciation rights granted under the Plan cannot be repriced without shareholder approval.

Change in Control

         Unless provided otherwise by the Committee, in the event of a change in control (as defined in the Plan), any option or stock appreciation right that is not then exercisable and vested will become fully exercisable and vested, any restrictions on shares of restricted stock will lapse, and performance units will be deemed earned and payable in full in cash. In addition, unless otherwise determined by the Committee, if a stock option or stock appreciation right holder's employment is terminated by the Company other than for cause, death or disability or if such holder voluntarily resigns for good reason during the two-year period following a change in control, such holder may exercise the option or stock appreciation right until at least the first anniversary of such termination, unless the term of the option expires first.

         If the Committee so provides, in the event of a change in control, a holder of a nonqualified stock option or a freestanding stock appreciation right may have the right, for 60 days after the change in control, to surrender all or part of the stock option or stock appreciation right and receive cash for the excess of (A) the greater of (i) the fair market value of a share of common stock at the time of surrender or (ii) the highest trading price of a share of common stock during the 60-day period preceding the change in control (or, under some circumstances, the value of the consideration for each share of common stock paid in the change of control, if higher) over (B) the exercise price of the stock option or strike price of the stock appreciation right, whichever is applicable.

Effectiveness, Amendments and Termination

         The Plan will be effective as of the time it is approved by a majority of the votes cast by the Company's shareholders with respect to its approval. The Board of Directors may at anytime amend, alter, or discontinue the Plan but may not impair the rights of a holder of outstanding awards without the holder's consent except for an amendment made to comply with applicable law, stock exchange rules or accounting rules. No amendment may be made without the approval of the Company's shareholders to the extent such approval is required by applicable law or stock exchange rules. The Committee may amend the terms of any outstanding stock option or other award but no such amendment may cause a "qualified performance-based award" to cease to qualify for the Section 162(m) exemption or impair the rights of any holder without the holder's consent except an amendment made to cause the Plan or award to comply with applicable law, stock exchange rules or accounting rules. The Committee's authority to amend any award is subject to the condition that the Committee may not cause any such award to cease to qualify as a "qualified performance-based award."

Federal Income Tax Consequences

         The following is a summary of the federal income tax rules relevant to participants in the Plan who receive options, based upon the Internal Revenue Code as currently in effect. These rules are highly technical and subject to change in the future. The following summary relates only to the federal income tax treatment of the awards and the state, local and foreign tax consequences may be substantially different.

         Stock options granted under the Plan may be either nonqualified options or incentive options for federal income tax purposes.

Nonqualified Options

         Generally, the optionee does not recognize any taxable income at the time of grant of a nonqualified option. Upon the exercise of the nonqualified option the optionee will recognize ordinary income, equal to the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, and will be subject to wage and employment tax withholding. The Company will generally be entitled to a deduction equal to such ordinary income at the time that the employee recognizes such income. The optionee will have a capital gain or loss upon the subsequent sale of the stock in an amount equal to the sale price less the fair market value of the common stock on the date of exercise. The capital gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after the exercise date. The Company will not be entitled to a deduction for any capital gain realized. Capital losses on the sale of common stock acquired upon an option's exercise may be used to offset capital gains.

Incentive Stock Options

         Generally, the optionee will not recognize any taxable income at the time of grant or exercise of an option that qualifies as an incentive option under Section 422 of the Internal Revenue Code. However, the excess of the stock's fair market value at the time of exercise over the exercise price will be included in the optionee's alternative minimum taxable income and thereby may cause the optionee to be subject to an alternative minimum tax. The optionee will recognize long-term capital gain or loss, measured by the difference between the stock sale price and the exercise price, when the shares are sold.

         In order to qualify for the incentive option tax treatment described in the preceding paragraph, the optionee must be employed by the Company continuously from the time of the option's grant until three months before the option's exercise and the optionee must not sell the shares until more than one year after the option's exercise date and more than two years after its grant date. If the optionee does not satisfy these conditions, the optionee will recognize taxable ordinary income when the optionee sells the shares in an amount equal to the difference between the option exercise price and the lesser of (i) the fair market value of the stock on the exercise date and (ii) the sale price. If the sale price exceeds the fair market value on the exercise date, the excess will be taxable to the optionee as long-term or short-term capital gain depending on whether the optionee held the stock for more than one year. Notwithstanding the foregoing, incentive stock options will not be treated as incentive stock options to the extent that the aggregate fair market value of stock (determined as of the date of grant) with respect to which the options are first exercisable during any calendar year exceeds $100,000. The Company will not be entitled to any deduction by reason of the grant or exercise of the incentive option or the sale of stock received upon exercise after the required holding periods have been satisfied. If the optionee does not satisfy the required holding periods before selling the shares and consequently recognizes ordinary income, the Company will be allowed a deduction corresponding to the optionee's ordinary income.

Withholding Taxes

         Because the amount of ordinary income the optionee recognizes with respect to the receipt or exercise of an award may be treated as compensation that is subject to applicable withholding of federal, state and local income taxes and Social Security taxes, the Company may require the optionee to pay the amount required to be withheld by the Company before delivering to the individual any shares or other payment to be received under the Plan. Arrangements for payment may include deducting the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the individual.

Plan Benefits to Directors

         Our Board of Directors has approved a new Director Compensation Plan to be effective on July 1, 2007. This Director Compensation Plan is described in detail above under "MANAGEMENT COMPENSATION - Compensation of Directors." If the Carolina National Corporation Long Term Incentive Plan is approved by the shareholders, the stock options to be granted to directors pursuant to the new Director Compensation Plan will be granted under the Long Term Incentive Plan.

         The total benefits to the directors under the Long Term Incentive Plan are not determinable, but if the Director Compensation Plan and the Long Term Incentive Plan had been in effect during 2006, the following table sets forth the benefits that the directors would have received.


                                NEW PLAN BENEFITS

             Carolina National Corporation Long Term Incentive Plan

Name and Position                         Dollar Value ($)      Number of Units
Roger B. Whaley, CEO ...................        $13,158            2,000 shares
Harry R. Brown, CFO ....................              -                      -
W. Jack McElveen, Jr., Secretary .......              -                      -
Executive Group ........................              -                      -
Non-Executive Director Group ...........       $148,366           18,000 shares
Non-Executive Officer Employee Group ...              -                      -

Equity Compensation Plan Information

         The following table sets forth information as of December 31, 2006 about all of the Company's compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

                           Number of securities                                    Number of securities remaining
                           to be issued upon           Weighted-average            available for future issuance
                           exercise of                 exercise price of           under equity compensation plans
                           outstanding options,        outstanding options,        (excluding securities reflected
Plan Category              warrants and rights         warrants and rights         in column (a))
                           (a)                         (b)                         (c)
-------------              -------------------         -------------------         -------------------------------
Equity compensation
plans approved by
security holders                  94,301                    $ 10.55                             35,101

Equity compensation
plans not approved by
security holders (1)             200,555                    $ 10.00                                  -
                                 -------                                                        ------

Total                            294,856                                                        35,101
                                 =======                                                        ======

(1) Represents warrants issued to directors of the holding company and organizers of the Bank. The Company granted stock warrants to the directors to compensate them for: (a) their time and efforts as organizers and directors; (b) their purchase of and subscription to purchase the Company's common stock to fund the operating expenses during the organizational period of the Bank and to provide capital for the Bank; and (c) their continued service as directors. Directors received two stock warrants for every three shares they purchased prior to the opening of the Bank. One-third of the warrants vested and became exercisable on each of the first three anniversaries of the opening of the Bank (July 15, 2002). Vested warrants expire on the earlier of 90 days after termination of the director's status as a director (one year after death or disability) or ten years after opening of the Bank and have an exercise price of $10.00 per share.

Vote Required

         The Long Term Incentive Plan will be approved if the number of shares of Common Stock voted in favor of adoption of the Plan exceed the number of shares of Common Stock voted against adoption of the Plan. Abstentions and broker non-votes will have no effect upon the vote on this matter.

Recommendation

         Our Board of Directors unanimously recommends a vote "FOR" approval of the Carolina National Corporation Long Term Incentive Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Elliott Davis, LLC, Certified Public Accountants, to serve as our independent certified public accountants for 2007. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they so desire.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by Elliott Davis, LLC, our independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2006 and 2005, and for other services rendered during such years, on our behalf and on behalf of the Bank, as well as all out-of-pocket expenses incurred in connection with these services, which have been billed to us.

                                       Year Ended                  Year Ended
                                    December 31, 2006          December 31, 2005
                                    -----------------          -----------------

Audit Fees ......................           $38,995                   $37,272
Audit-Related Fees ..............                 -                         0
Tax Fees ........................             3,125                     2,775
All Other Fees ..................                 -                    22,730
                                            -------                    ------
  Total .........................           $41,120                   $62,777
                                            =======                   =======

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees."

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation include fees billed for professional services related to federal, state and international tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning.

All Other Fees

         All other fees include fees for all other services other than those reported above. These services include preparation of employee benefit plan returns. For 2005, such fees also included services provided in connection with our secondary stock offering.

         In making its decision to recommend ratification of its appointment of Elliott Davis, LLC as our independent auditors for the fiscal year ending December 31, 2007, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Elliott Davis, LLC.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         Our Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to limited exceptions for non-audit services described in
Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Committee at the first quarter Committee meeting. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2006, all audit and permitted non-audit services were pre-approved by the Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of our Board of Directors has reviewed and discussed with our management our audited financial statements for the year ended December 31, 2006. Our Audit Committee has discussed with our independent auditors, Elliott Davis, LLC, the matters required to be discussed by Statement on Accounting Standards 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our Audit Committee has also received the written disclosures and the letter from Elliott Davis, LLC, required by Independence Standards Board Standard No. 1, (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Elliott Davis, LLC, their independence. Based on the review and discussions referred to above, our Audit

Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

              Joel A. Smith, III                  I. S. Leevy Johnson
              William P. Cate                     Angus B. Lafaye


                           INCORPORATION BY REFERENCE

         Neither the Compensation Committee Report nor the Audit Committee Report shall be deemed to be filed with the Securities and Exchange Commission, nor deemed incorporated by reference into any of our prior or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate such information by reference.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         You may obtain copies of our Annual Report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2006, free of charge by requesting such form in writing from Roger B. Whaley, President, Carolina National Corporation, 1350 Main Street, Columbia, South Carolina 29201. Copies may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov.

                                                                      Appendix A

                          CAROLINA NATIONAL CORPORATION

                                     CHARTER
                                       OF
                  THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


Organization

The Board of Directors of the Corporation has heretofore established an audit committee as a committee of the Board of Directors. The audit committee shall hereafter be composed of directors, designated from time to time by the Board of Directors, who are not employees of the Corporation or its subsidiaries and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as members of the committee and are otherwise independent and meet the requirements for audit committee membership set forth in Rule 4350(d)(2) of the Nasdaq Marketplace Rules. Members of the audit committee shall also have the ability to read and understand fundamental financial statements. Members of the audit committee shall be subject to the same standards of conduct as every member of the Board of Directors and nothing contained in this Charter shall be deemed to have added to or increased those standards.

Delegation of Authority

The Board of Directors hereby delegates to the audit committee the authority to do the following and all things incidental thereto:

1) To appoint the independent auditors to be engaged by the Corporation who shall report directly to the committee, to establish the audit fees of the independent auditors and to pre-approve any non-audit services provided by the independent auditors, including tax services, before the services are rendered.

2) To require from the independent auditors a formal written statement delineating all relations between the independent auditors and the Corporation, consistent with Independence Standards Board Standard 1, and to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and to take appropriate action to oversee the independence of the independent auditors.

3) To review the scope of the proposed audit for the current year, the audit procedures to be used, and, at the conclusion thereof, to meet with the independent auditors and financial management to review such audit, including any comments or recommendations of the independent auditors.

4) To resolve any disagreements between management and the independent auditors regarding financial reporting.

5) To review and evaluate the performance of the independent auditors, to review with the full Board of Directors any proposed discharge of the independent auditors and, after such review with the full Board of Directors, to discharge the independent auditors.

6)       To oversee the  accounting  and  financial  reporting  processes of the
         Corporation  and  the  audits  of  the  financial   statements  of  the
         Corporation.

7) To oversee the internal audit function of the Corporation and to review and approve the proposed internal audit plan for the coming year and the coordination of such plan with the independent auditors.

8) To review summaries of findings from completed internal audits along with management's responses thereto, and to review progress reports on the current internal audit plan along with explanations for any deviations from the original plan.

9) To review and concur in the appointment, replacement, reassignment, or dismissal of any director of internal auditing or person with similar functions.

10) To review with the independent auditors and management the adequacy of the Corporation's internal controls and any significant findings and recommendations of the independent auditors and internal auditors together with management's responses thereto.

11) To review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders and filed with the Securities and Exchange Commission.

12) To review with the independent auditors and management any changes in accounting principles, any serious difficulties or disputes with management encountered during the audit and any matters required to be discussed by the independent auditors pursuant to SAS No. 61.

13) To establish and implement procedures for: (a) the receipt and investigation of complaints regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

14) To investigate any matter brought to its attention within the scope of its authority.

15) To hire outside counsel, accountants or other consultants as the audit committee may determine will be necessary or useful to it in connection with the use of its authority.

16) To consult with management regarding any aspect of the Corporation's financial information, recordkeeping and reporting.

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

17) To make recommendations to the full Board of Directors regarding any aspect of the Corporation's financial information, recordkeeping and reporting.

18) To direct the payment of compensation of registered public accounting firms, counsel or consultants engaged by the committee as well as the ordinary administrative expenses of the committee that are necessary or appropriate to carrying out its functions.

Meetings

1) The audit committee shall meet at such times and such places as it shall from time to time determine. All meetings may be conducted by telephone or other legally permissible means. A majority of the members of the audit committee shall constitute a quorum.

2) The audit committee may ask members of management or others to attend any part of any of its meetings and provide pertinent information as it may request.

3) The audit committee will prepare minutes of any actions taken by it for inclusion in the minutes of the Board of Directors.

Continuing Education

Members of the audit committee are encouraged to enhance their knowledge of accounting and related matters by participating in continuing education programs. The Corporation will reimburse the reasonable costs of participating in such programs.

Amendment or Repeal of Charter

The Board of Directors may amend or repeal this charter and the authority of the audit committee at any time.

















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


                                                                      Appendix B


             CAROLINA NATIONAL CORPORATION LONG TERM INCENTIVE PLAN


SECTION 1. Purpose; Definitions

      The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock plan providing incentives directly linked to the profitability of the Company's businesses and increases in Company shareholder value.

      Certain terms used herein have definitions given to them in the first place in which they are used. In addition, for purposes of the Plan, the following terms are defined as set forth below:

             (a) "Affiliate" means a corporation or other entity controlled by, controlling or under common control with the Company.
             (b) "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock, Performance Unit, or other stock-based award granted pursuant to the terms of the Plan.
             (c) "Award Agreement" means any written agreement, contract or other instrument or document evidencing the grant of an Award.
             (d) "Award Cycle" means a period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Units are to be earned.
             (e) "Board" means the Board of Directors of the Company.
             (f) "Cause" means, unless otherwise provided by the Committee in an Award Agreement, (i) "Cause" as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the Participant's employment duties, (C) willful and deliberate failure on the part of the Participant to perform his or her employment duties in any material respect, or (D) prior to a Change in Control, such other events as shall be determined by the Committee. The Committee shall, unless otherwise provided in an Individual Agreement with the Participant have the sole discretion to determine whether "Cause" exists, and its determination shall be final.
             (g) "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 11(b) and (c), respectively.
             (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
             (i) "Commission" means the Securities and Exchange Commission or any successor agency.
             (j) "Committee" means the Committee referred to in Section 2.
             (k) "Common Stock" means common stock, par value $1.00 per share, of the Company.

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

             (l) "Company" means Carolina National Corporation, a South Carolina corporation.

             (m) "Covered Employee" means a Participant designated prior to the grant of Restricted Stock or Performance Units by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock or Performance Units are expected to be taxable to such Participant.
             (n) "Disability" means, unless otherwise provided by the Committee,
      (i) "Disability" as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or it does not define "Disability," permanent and total disability as determined under the Company's Long Term Disability Plan applicable to the Participant.
             (o) "Early Retirement" means retirement from active employment with the Company, a Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer.
             (p)  "Effective  Date"  shall have the meaning set forth in Section
      16.
             (q) "Eligible Individuals" mean directors, officers, employees and consultants of the Company or any of its Subsidiaries or Affiliates, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates, who are or will be responsible for or contribute to the management, growth or profitability of the business of the Company, or its Subsidiaries or Affiliates.
             (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
             (s) "Fair Market Value" means, except as otherwise provided by the Committee, as of any given date, the average of the highest and lowest per-share sales prices for a share of Common Stock during normal business hours on the NASDAQ or such other national securities market or exchange as may at the time be the principal market for the Common Stock, or if the shares were not traded on such national securities market or exchange on such date, then on the next preceding date on which such shares of Common Stock were traded, all as reported by such source as the Committee may select.
             (t) "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of
      Section 422 of the Code.
             (u) "Individual Agreement" means an employment, consulting or similar written agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.
             (v) "Involuntary Termination" means a Termination of Employment by reason of an Involuntary Termination as defined in an Individual Agreement to which the Participant is a party that is then in effect. If a Participant is not party to an Individual Agreement, or if it does not define "Involuntary Termination," no Termination of Employment of that Participant shall be considered to be an Involuntary Termination.
             (w) "NonQualified Stock Option" means any Stock Option that is not an Incentive Stock Option.
             (x) "Normal Retirement" means retirement from active employment with the Company, a Subsidiary or Affiliate at or after age 65.

             (y)  "Option  Price"  shall have the  meaning  set forth in Section
      5(d).
             (z) "Outside Director" means a director who qualifies as an "independent director" within the meaning of Rule 4200 of the National Association of Securities Dealers, as an "outside director" within the meaning of Section 162(m) of the Code, and as a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.
             (aa) "Performance Goals" means the performance goals established by the Committee in connection with the grant of Restricted Stock or Performance Units. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures: specified levels of the Company's stock price, market share, sales, asset quality, non-performing assets, earnings per share, return on equity, costs, operating income, marketing-spending efficiency, return on operating assets, return on assets, core non-interest income and/or levels of cost savings and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.
             (bb) "Performance Units" means an Award granted under Section 8.
             (cc) "Plan" means Carolina National Corporation Long Term Incentive Plan, as set forth herein and as hereinafter amended from time to time.
             (dd) "Qualified Performance-Based Award" means an Award of Restricted Stock or Performance Units designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock or Performance Units and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.(2)
             (ee) "Restricted Stock" means an Award granted under Section 7.
             (ff) "Retirement" means Normal or Early Retirement.
             (gg) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.
             (hh) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.
             (ii)  "Stock  Appreciation  Right"  means  an Award  granted  under
      Section 6.
             (jj) "Stock Option" means an Award granted under Section 5.
             (kk) "Subsidiary" means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.
             (ll) "Termination of Employment" means the termination of the Participant's employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. An Participant employed by, or performing services for, a Subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee of, or service-provider for, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment.

SECTION 2. Administration

     (a) The Plan shall be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than three Outside Directors, and shall be appointed by and serve at the pleasure of the Board, except with respect to Awards to non-employee directors, which shall be administered by the Board. All references to the "Committee" with respect to grants to non-employee directors shall refer to the Board.

     (b) The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to Participants.

     (c) Among other things, the Committee shall have the authority, subject to the terms of the Plan:

             (i) To select the Participants to whom Awards may from time to time be granted;
             (ii) To determine whether and to what extent any type of Award is to be granted hereunder;
             (iii) To determine the number of shares of Common Stock to be covered by each Award granted hereunder;
             (iv) To determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Company or any Subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;
              (v) Subject to the terms of the Plan, including without limitation
      Section 13, to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith in a manner that would violate Section 162(m) of the Code;
            (vi) To determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and
            (vii) To determine under what circumstances an Award may be settled in cash or Common Stock under Sections 5(k), 6(b)(ii) and 8(b)(iv).

      (d) The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

      (e) The Committee may act only by a majority of its members then in office. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may (i) allocate all or any portion of its responsibilities and powers to any one or more of its members and (ii) delegate all or any part of its responsibilities and powers to any person or persons selected by it, provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from
Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the
Section 162(m) Exemption. Any such allocation or delegation may be revoked by the Committee at any time.

      (f) Any determination made by the Committee with respect to any Award shall be made in the sole discretion of the Committee at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, its Affiliates, Subsidiaries, shareholders and Participants.

      (g) Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 3. Common Stock Subject to Plan

      (a) The maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 227,100. No Participant may be granted Stock Options and Stock Appreciation Rights covering in excess of 10,000 shares of Common Stock in any calendar year. Shares subject to an Award under the Plan may be authorized and unissued shares.

      (b) If any Award is forfeited, or if any Stock Option (or Stock Appreciation Right, if any) terminates, expires or lapses without being exercised, or if any Stock Appreciation Right is exercised for cash, shares of Common Stock subject to such Awards shall again be available for distribution in connection with Awards under the Plan. If the Option Price of any Stock Option or the Strike Price of any Freestanding Stock Appreciation Right is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock delivered to the Participant net of the shares of Common Stock delivered to the Company or attested to shall be deemed delivered for purposes of determining the maximum numbers of shares of Common Stock available for delivery under the Plan. To the extent any shares of Common Stock subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

      (c) In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation Rights and other Awards to be granted to any Participant, in the number, kind and Option Price and Strike Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, an amount in cash therefore); provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted Option Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. Eligibility

      Awards may be granted under the Plan to Eligible Individuals.

SECTION 5. Stock Options

      (a) Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and NonQualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

      (b) The Committee shall have the authority to grant any Participant Incentive Stock Options, NonQualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the limits on grants set forth in
Section 3. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a NonQualified Stock Option.

      (c) Stock Options shall be evidenced by Award Agreements, the terms and provisions of which may differ. An Award Agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a NonQualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects a Participant to receive a grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such Participant and specifies the terms and provisions of the Stock Option. The Company shall notify a Participant of any grant of a Stock Option, and a written Award Agreement shall be duly executed and delivered by the Company to the Participant. Such agreement or agreements shall become effective upon execution by the Company and the Participant.

      (d) Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

            (i) Option Price. The Committee shall determine the option price per share of Common Stock purchasable under a Stock Option (the "Option

      Price"). The Option Price per share of Common Stock subject to a Stock Option shall not be less than the Fair Market Value of the Common Stock subject to such Stock Option on the date of grant, other than with respect to Stock Option granted in lieu of foregone compensation, unless the Committee determines otherwise. Except for adjustments pursuant to Section 3(c), in no event may any Stock Option granted under this Plan be amended to decrease the Option Price thereof, cancelled in conjunction with the grant of any new Stock Option with a lower Option Price, or otherwise be subject to any action that would be treated, for accounting purposes, as a "repricing" of such Stock Option, unless such amendment, cancellation, or action is approved by the Company's shareholders in accordance with applicable law and stock exchange rules.
            (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.
            (iii) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.
            (iv) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the Option Price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock (by delivery of such shares or by attestation) already owned by the Participant of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted and provided, further, that such already owned shares have been held by the Participant for at least six months at the time of exercise or had been purchased on the open market. If approved by the Committee, to the extent permitted by applicable law, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. No shares of Common Stock shall be delivered until full payment therefore has been made. Except as otherwise provided in Section 5(m) below, a Participant shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and, if requested by the Company, has given the representation described in Section 15(a).

      (e) Nontransferability of Stock Options. No Stock Option shall be transferable by the Participant other than (i) by will or by the laws of descent and distribution or any other testamentary distribution; or (ii) in the case of a NonQualified Stock Option, unless otherwise determined by the Committee, to such Participant's children or family members, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, "family member" shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933 as amended, or any successor thereto. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such option is transferred pursuant to this paragraph, it being understood that the term "holder" and "Participant" include such guardian, legal representative and other transferee; provided, however, that Termination of Employment shall continue to refer to the Termination of Employment of the original Participant.

      (f) Termination by Death. Unless otherwise determined by the Committee, if a Participant incurs a Termination of Employment by reason of death, any Stock Option held by such Participant may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, until the expiration of the stated term of such Stock Option, except in the case of an Incentive Stock Option, which shall be exercisable for (i) a period of one year from the date of such death or (ii) the expiration of the stated term of the Incentive Stock Option, whichever period is the shorter.

      (g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if a Participant incurs a Termination of Employment by reason of Disability, any Stock Option held by such Participant (or the appointed fiduciary of such Participant) may thereafter be exercised by the Participant (or the appointed fiduciary of such Participant), to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the Award Agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Participant dies within such period, any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Stock Option. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

      (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if a Participant incurs a Termination of Employment by reason of Retirement, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the Award Agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Participant dies within such period any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for until the expiration of the stated term of such Stock Option, except in the case of an Incentive Stock Option, which shall be exercisable for (i) a period of one year from the date of such death or
(ii) the expiration of the stated term of the Incentive Stock Option, whichever period is the shorter. In the event of Termination of Employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

      (i) Other Termination. Unless otherwise determined by the Committee: (A) if a Participant incurs a Termination of Employment for Cause, all Stock Options held by such Participant shall thereupon terminate; and (B) if a Participant incurs a Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Stock Option held by such Participant, to extent it was then exercisable at the time of termination, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; provided, however, that if the Participant dies within such three-month period, any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Stock Option, except in the case of an Incentive Stock Option, which shall be exercisable for (i) a period of one year from the date of such death or (ii) the expiration of the stated term of the Incentive Stock Option, whichever period is the shorter.

      (j) Change of Control Termination. Notwithstanding any other provision of this Plan to the contrary, in the event a Participant incurs a Termination of Employment during the 24-month period following a Change in Control other than
(i) by the  Company  for  Cause,  (ii) by reason  of  death,  (iii) by reason of
Disability or (iv) by voluntary resignation other than by reason of an Involuntary Termination, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for (A) the longer of one year from such date of termination or (2) such other period as may be provided in the Plan for such Termination of Employment or as the Committee may provide in the Award Agreement or Individual Agreement, or (B) until expiration of the stated term of such Stock Option, whichever period is the shorter. If an Incentive Stock Option is exercised after the expiration of the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

      (k) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the Option Price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

      (l) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), if the Committee shall determine at the time of grant or thereafter, a Participant shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the Option Price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such election, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the Option Price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(l) shall have been exercised.

      (m) Deferral of Option Shares. The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the exercise of a Stock Option, receipt of all or a portion of the shares of Common Stock subject to such Stock Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding Section 5(d) above, a Participant who elects such deferral shall not have any rights as a shareholder with respect to such deferred shares unless and until shares are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

SECTION 6. Stock Appreciation Rights

      (a) Grant and Exercise. Stock Appreciation Rights may be granted alone ("Freestanding Stock Appreciation Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Tandem Stock Appreciation Rights").

      (b) Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

            (i) Relationship to Related Stock Option. A Stock Appreciation Right issued in conjunction with a NonQualified Stock Option may be granted either at or after the time of grant of such Stock Option. A Stock Appreciation Right issued in conjunction with an Incentive Stock Option may be granted only at the time of grant of such Stock Option. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5.
            (ii) Settlement. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares, equal to (A) the excess of the Fair Market Value of one share of Common Stock over the Option Price per share specified in the related Stock Option multiplied by
      (B) the number of shares of Common Stock in respect of which such Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. The Committee may from time to time establish procedures pursuant to which a Participant may elect to further defer receipt of cash or shares in settlement of Tandem Stock

      Appreciation Rights for a specified period or until a specified event, all on such terms and conditions as the Committee shall determine.
            (iii) Nontransferability. Tandem Stock Appreciation Rights shall be transferable only to the extent that the underlying Stock Option is transferable pursuant to Section 5(e).
            (iv) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed by
      Section 6(b)(ii). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised. Any Tandem Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

      (c) Terms and Conditions of Freestanding Stock Appreciation Rights. Freestanding Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

            (i) Term. The Committee shall determine the stated term of each Freestanding Stock Appreciation Right granted under this Plan.
            (ii) Strike Price. Unless provided otherwise by the Committee, the strike price (the "Strike Price") per share of Common Stock subject to a Freestanding Stock Appreciation Right shall be the Fair Market Value of the Common Stock on the date of grant, except with respect to Freestanding Stock Appreciation Rights granted in lieu of foregone compensation. Except for adjustments pursuant to Section 3(c), in no event may any Stock Appreciation Right granted under this Plan be amended to decrease the Strike Price thereof, cancelled in conjunction with the grant of any new Stock Appreciation Right with a lower Strike Price, or otherwise be subject to any action that would be treated, for accounting purposes, as a "repricing" of such Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company's shareholders in accordance with applicable law and stock exchange rules.
            (iii) Exercisability. Except as otherwise provided herein, Freestanding Share Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, and the Committee may at any time accelerate the exercisability of any Stock Appreciation Right. If the Committee provides that any Stock Appreciation Right is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.
            (iv) Settlement. Upon the exercise of a Freestanding Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares, equal to (A) the excess of the Fair Market Value of one share of Common Stock over the applicable Strike Price multiplied by (B) the number of shares of Common Stock in respect of which the Freestanding Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.
            (v) Nontransferability. No Freestanding Stock Appreciation Right shall be transferable by a Participant other than by will or by the laws of descent and distribution or as otherwise expressly permitted by the Committee, including, if so permitted, pursuant to a transfer to such Participant's children or family members, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, "family member" shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933 as amended, and any successor thereto. All Freestanding Stock Appreciation Rights shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such Freestanding Stock Appreciation Right is transferred pursuant to this paragraph, it being understood that the terms "holder" and "Participant" include such guardian, legal representative and other transferee;
      provided, however, that the term "Termination of Employment" shall continue to refer to the Termination of Employment of the original Participant.
            (vi) Termination by Death. Unless otherwise determined by the Committee, if a Participant incurs a Termination of Employment by reason of death, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, until the expiration of the stated term of such Freestanding Stock Appreciation Right.
            (vii) Termination by Reason of Disability. Unless otherwise determined by the Committee, if a Participant incurs a Termination of Employment by reason of Disability, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the Award Agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is the shorter; provided, however, that if the Participant dies within such period, any unexercised Freestanding Stock Appreciation Right held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Freestanding Stock Appreciation Right.
            (viii) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if a Participant incurs a Termination of Employment by reason of Retirement, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the Award Agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is the shorter; provided, however, that if the Participant dies within such period any unexercised Freestanding Stock Appreciation Right held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Freestanding Stock Appreciation Right.
            (ix)  Other   Termination.   Unless  otherwise   determined  by  the
      Committee: (A) if a Participant incurs a Termination of Employment for Cause, all Freestanding Stock Appreciation Rights held by such Participant shall thereupon terminate; and (B) if a Participant incurs a Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Freestanding Stock Appreciation Right held by such Participant, to extent it was then exercisable at the time of termination, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Freestanding Stock Appreciation Right's term; provided, however, that if the Participant dies within such three-month period, any unexercised Freestanding Stock Appreciation Right held by such Participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Freestanding Stock Appreciation Right.
            (x) Change of Control Termination. Notwithstanding any other provision of this Plan to the contrary, in the event a Participant incurs a Termination of Employment during the 24-month period following a Change in Control other than (i) by the Company for Cause, (ii) by reason of death or (iii) by reason of Disability or (iv) by voluntary resignation other than by reason of an Involuntary Termination, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for (A) the longer of one year from such date of termination or (2) such other period as may be provided in the Plan for such Termination of Employment or as the Committee may provide in the Award Agreement, or (B) until expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is the shorter.
            (xi) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), if the Committee shall determine at the time of grant or thereafter, a holder of a Freestanding Stock Appreciation Right shall have the right, whether or not such Stock Appreciation Right is fully exercisable, to surrender all or part of such Stock Appreciation Right to the Company and to receive cash, within 30 days of such election, in an amount equal to (A) the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the Strike Price under such Stock Appreciation Right multiplied by (B) the number of shares of Common Stock subject to the Stock Appreciation Right as to which the right granted under this Section 6(c)(xi) shall have been exercised.
            (xii) Deferral. The Committee may from time to time establish procedures pursuant to which a Participant may elect to further defer receipt of cash or shares in settlement of Freestanding Stock Appreciation Rights for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee.

SECTION 7. Restricted Stock

      (a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Participants to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Participant, the conditions for vesting, the time or times within which such

Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

      (b) Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of Carolina National Corporation Long Term Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of Carolina National Corporation, 1350 Main Street, Columbia, SC 29201."

      The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

      (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

            (i) The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee may also condition the grant or vesting thereof upon the continued service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals have been satisfied.
            (ii) Subject to the provisions of the Plan and the Award Agreement referred to in Section 7(c)(vi), during the period, if any, set by the
      Committee, commencing with the date of such Award for which such Participant's continued service is required (the "Restriction Period"), and until the later of (A) the expiration of the Restriction Period and
      (B) the date the applicable Performance Goals (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that, to the extent permitted by applicable law, the foregoing shall not prevent a Participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the Option Price for Stock Options.
            (iii) Except as provided in this paragraph (iii) and Sections 7(c)(i) and 7(c)(ii) and the Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Award Agreement and subject to Section 15(e) of the Plan, (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.
            (iv) Except to the extent otherwise provided in the applicable Award Agreement or Section 7(c)(i), 7(c)(ii), 7(c)(v) or 11(a)(ii), upon a Participant's Termination of Employment for any reason during the
      Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the Participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a Participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the Participant's employment is terminated by reason of death or Disability by the Company without Cause or by the Participant for "Good Reason" (as defined in any applicable Individual Agreement)) with respect to any or all of such Participant's shares of Restricted Stock.
            (v) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the Participant upon surrender of the legended certificates.
            (vi) Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

SECTION 8. Performance Units

     (a) Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Participants to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any Participant), the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).

          (b) Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:

             (i) The Committee may, prior to or at the time of the grant, designate Performance Units as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the attainment of Performance Goals. If the Committee does not designate Performance Units as Qualified Performance-Based Awards, it may also condition the settlement thereof upon the attainment of Performance Goals. Regardless of whether Performance Units are Qualified Performance-Based Awards, the Committee may also condition the settlement thereof upon the continued service of the Participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the Award Agreement referred to in Section 8(b)(v), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. No more than 20,000 shares of Common Stock may be subject to Qualified Performance Based Awards granted to any Eligible Individual in any fiscal year of the Company.
            (ii) Except to the extent otherwise provided in the applicable Award Agreement or Section 8(b)(ii) or 11(a)(iii), upon a Participant's Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, all rights to receive cash or stock in settlement of the Performance Units shall be forfeited by the Participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Units that are Qualified Performance-Based Awards, satisfaction of the applicable Performance Goals unless the Participant's employment is terminated by reason of death or Disability by the Company without Cause or by the Participant for Good Reason) with respect to any or all of such Participant's Performance Units.
            (iii) An Participant may elect to further defer receipt of cash or shares in settlement of Performance Units for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award Cycle for the Performance Units in question.
            (iv) At the expiration of the Award Cycle, the Committee shall evaluate the Company's performance in light of any Performance Goals for such Award, and shall determine the number of Performance Units granted to the Participant which have been earned, and the Committee shall then cause to be delivered (A) a number of shares of Common Stock equal to the number of Performance Units determined by the Committee to have been earned, or
      (B) cash equal to the Fair Market Value of such number of shares of Common Stock to the Participant, as the Committee shall elect (subject to any deferral pursuant to Section 8(b)(iii)).
             (v) Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

SECTION 9. Tax Offset Bonuses

      At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the Participant receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the Participant, for the purpose of assisting the Participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

SECTION 10. Other Stock-Based Awards

Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) dividend equivalents and convertible debentures, may be granted either alone or in conjunction with other Awards granted under the Plan.

SECTION 11. Change in Control Provisions

      (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Committee in any Award Agreement, in the event of a Change in Control:

            (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested.
            (ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested.
            (iii) All Performance Units shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Units shall be settled in cash as promptly as is practicable.

     (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

             (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) Any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) Any acquisition by the Company, (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) Any acquisition pursuant to a transaction which complies with clauses (1),
      (2) and (3) of subsection (iii) of this Section 11(b); or
             (ii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 11(b), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or
            (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate

      Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or
            (iv) The approval by the  shareholders  of the Company of a complete liquidation or dissolution of the Company.

      (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the Nasdaq (or such other national securities exchange as may at the time be the principal market for the Common Stock) during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Tandem Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Tandem Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 12. Forfeiture of Awards

Notwithstanding anything in the Plan to the contrary, the Committee shall have the authority under the Plan to provide in any Award Agreement that in the event of serious misconduct by a Participant (including, without limitation, any misconduct prejudicial to or in conflict with the Company or its Subsidiaries or Affiliates, or any Termination of Employment for Cause), or any activity of a Participant in competition with the business of the Company or any Subsidiary or Affiliate, any outstanding Award granted to such Participant shall be cancelled, in whole or in part, whether or not vested or deferred. The determination of whether a Participant has engaged in a serious breach of conduct or any activity in competition with the business of the Company or any Subsidiary or Affiliate shall be determined by the Committee in good faith and in its sole discretion. This Section 12 shall have no application following a Change in Control.

SECTION 13. Term, Amendment and Termination

      The Plan will terminate on the tenth anniversary of the Effective Date. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

      The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award, Performance Unit Award or other Award theretofore granted without the Participant's or recipient's consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by applicable law or stock exchange rules.

      The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.

      Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

SECTION 14. Unfunded Status of Plan

      It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 15. General Provisions

      (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:
            (i) Listing or approval for listing upon notice of issuance, of such shares on NASDAQ, or such other securities exchange as may at the time be the principal market for the Common Stock;
            (ii) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the

      Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and
            (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

      (b) No Limit of Other Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

      (c) No Contract of Employment. The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

      (d) Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, that not more than the legally required minimum withholding may be settled with Common Stock. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

      (e) Dividends. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

      (f) Death Beneficiary. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid or by whom any rights of the Participant, after the Participant's death, may be exercised.

      (g) Subsidiary Employees. In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled should revert to the Company.

      (h) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of South Carolina, without reference to principles of conflict of laws.

      (i) Nontransferability. Except as otherwise provided in Section 5(e) or 6(b)(iii) or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

      (j) In the event an Award is granted to Participant who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to such individual to comply with applicable foreign law.

SECTION 16. Effective Date of Plan

      The Plan shall be effective as of May 7, 2007 (the "Effective Date"), provided that it is approved by the stockholders of the Company in accordance with all applicable laws, regulations and stock exchange rules and listing standards.

                                      PROXY

                          CAROLINA NATIONAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR ANNUAL MEETING OF SHAREHOLDERS - 11:00 A.M, May 7, 2007

         Roger B. Whaley or W. Jack McElveen, Jr. or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on May 7, 2007, and at any adjournment thereof, as follows:

1.  ELECTION  OF  [ ]  FOR  all  nominees  listed  [ ]  WITHHOLD  AUTHORITY
    DIRECTORS          below (except any I have         to vote for all nominees
                       written below)                   below

Three year Terms: William P. Cate, Angus B. Lafaye, Leon Joseph Pinner, Jr., Joe
                  E. Taylor, Jr. and Roger B. Whaley

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


2. ADOPTION OF THE CAROLINA [ ] FOR [ ] AGAINST [ ] ABSTAIN NATIONAL CORPORATION LONG
         TERM IMCENTIVE PLAN

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.



Dated: _________, 2007                               ---------------------------

                                                     ---------------------------